August 29, 2007

Form Type:    N-30b-2
SEC ACT:      1940 Act
SEC File No.: 811-7152

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
         ML of New York Investor Life - Registration No. 33-51794
         ML of New York Investor Life Plus - Registration No. 33-51702 ML of New York Estate Investor I - Registration No. 33-61672 ML of New York Estate Investor II - Registration No. 33-61670

Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2007, for the following underlying mutual funds ("Funds") in which Registrant invests:

SEMI-ANNUAL REPORT FILINGS:

BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091 BlackRock Bond Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091 BlackRock Global Allocation Portfolio, SEC File No.: 811-03091 BlackRock High Income Portfolio, SEC File No.: 811-03091 BlackRock Government Income Portfolio, SEC File No.: 811-05742 BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091 BlackRock Money Market Portfolio, SEC File No.: 811-05742

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290 BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290 BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290 BlackRock International Value V.I. Fund, SEC File No.: 811-03290 BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290 BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290

BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290 BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
AIM V.I. Core Equity Fund, SEC File No.: 811-07452

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
Large Cap Growth Portfolio, SEC File No.: 811-05398

MFS VARIABLE INSURANCE TRUST
MFS Emerging Growth Series, SEC File No.: 811-08326

MLIG VARIABLE INSURANCE TRUST
Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038 Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      ML Life Insurance Company of New York
                            1700 Merrill Lynch Drive
                              Pennington, NJ 08534
                     Home Office: 222 Broadway, New York, NY